Summary Prospectus Supplement	June 10, 2013

In the summary prospectus for each fund listed below, the section Fees and expenses is supplemented to reflect that the 1.00% short-term trading fee (also known as a redemption fee) described in the prospectus will no longer apply, effective for shares purchased on or after June 24, 2013.

Putnam Capital	Putnam
Opportunities Fund	High Yield Trust
Putnam Capital	Putnam International Capital
Spectrum Fund	Opportunities Fund
Putnam Convertible	Putnam Small Cap
Securities Fund	Growth Fund
Putnam Equity Spectrum Fund	Putnam Small Cap Value Fund
Putnam Floating Rate	Putnam Tax-Free
Income Fund	High Yield Fund
Putnam High Yield
Advantage Fund

282224 6/13